PANORAMA TRUST
                      PICTET GLOBAL EMERGING MARKETS FUND

                              PICTET INTERNATIONAL
                               MANAGEMENT LIMITED

                                 ANNUAL REPORT
                               DECEMBER 31, 1995

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
------------------------------------------------------------------
-------------

Dear Shareholders,

    It is with pleasure that I present the first Annual Report for the Pictet
Global Emerging Markets Fund (the "Fund"), the first of a range of international funds in the newly established PANORAMA TRUST. The following report from the portfolio manager not only covers the fourth quarter of 1995, the period since inception of the Fund, but also gives a broader review of the
Emerging Markets environment in 1995 and, importantly, summarizes our strategy and outlook as we enter 1996.

    The establishment of this Fund is a particularly important milestone for
Pictet International Management Limited ("Pictet"), providing a carefully structured investment vehicle to meet the needs of North American investors wishing to access the benefits of this asset class. Pictet's reputation as a significant and pioneering force in the area of Emerging Markets management has ensured that there is a strong pipeline of interest from investors wishing to participate in this Fund. We are therefore very optimistic about the outlook for 1996, not only in terms of the asset class but also prospects for the growth of the Fund.

    We continue to believe that the case for Emerging Markets remains compelling, based on the prospects of superior growth rates in excess of the developed world, and that the last two years of relative underperformance have marked the low point for this asset class. Investors were clearly overly optimistic in the final quarter of 1993 when Emerging Market Indices rose by almost 40%, and the collapse of the Mexican market in late 1994 sealed the fate of these markets for the following year; added to which the attractions of their own domestic equity market kept the all important U.S. investors at home.

    Already in 1996, many markets, including Mexico, Brazil, South African golds, Turkey and especially Eastern Europe, have rebounded sharply, in some cases by more than 30%. We believe that investors are now poised to be rewarded with potentially handsome returns.

Yours sincerely,

Jean G. Pilloud
President and Chairman


February 16, 1996

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
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-------------

                          PORTFOLIO MANAGER'S REPORT

    EMERGING MARKETS were again weak in 1995, down 12%, bringing the cumulative two year underperformance relative to the major world markets to almost 40%. This is due to the steady erosion of sentiment since 1993 from mania to disenchantment and finally despair at the time of the Mexican crisis in 1994. The variance has been further increased of course by the attractions of the domestic market for U.S. investors.

    In the first quarter of 1995, non-European Emerging Markets continued to suffer an across-the-board shock, primarily driven by the collapse of Mexico and its loss of control over its currency which occurred in December 1994. The result was a fall of 13% of the IFC Global Composite Index. The European
Emerging Markets fared much better, Turkey continued its contra-cyclical progress against the IFC Global Composite Index, gaining 25% while Greece
(+5%) and Portugal (+4%) also gained over that quarter.

    The main feature of the second quarter was the dramatic rebound in Latin
America; Mexico rose by almost 30% and Brazil by over 16%. There were also significant upward moves in Europe and, outside the Index, Russia gained substantially.

    The third quarter saw the Latin American continent continuing to outperform the other regions of the IFC markets. Brazil and Mexico were leading the upward trend whereas smaller countries like Colombia and Chile were affected by currency weakness. European Emerging Markets were badly shaken by political instability which was the reason for the volatility in
Turkey and Portugal.

    In the fourth quarter the Fund declined by 4.72% versus the IFC Global
Composite Index which declined 2.98%. Politics continued to weigh negatively on a few markets. Turkey was the worst hit by the uncertainty caused ahead of the general election where the Islamic Refah party obtained the largest share of votes. A similar nervousness shook the Russian market ahead of the elections in December, where we saw the communists obtain the highest percentage of votes. Greece fell by almost 6%, due to continuing concern over the prime minister's ill health and his future successor, although his very illness helped speed up the succession process. The Latin American regions performed very badly over the quarter, the only exception being Argentina, the best performing Emerging Market, up over 17% fueled by falling inflation.
Brazil suffered from what has become known as the "pink file" scandal. After the collapse of Banco Economico, the central bank tried to privatize it and saw opposition from a powerful local politician. She was going to reveal the list of names of politicians who had used money from Banco Economico for their election campaigns if the government pressed ahead with the privatization. The market drifted down slowly all through the month of November for this reason.

    Asian markets as well had their toll of scandal over the quarter. In
Korea, prolonged political scandals plagued the stock market during the last three months of 1995 and the beginning of 1996. The discovery of a U.S. $650 million slush fund amassed by the ex-president, Roh, initiated a widespread investigation into the political donations of corporate Korea. The ensuing court cases resulted in a jail sentence for the former president and -- more damaging to the stock market -- heavy fines for many of the country's leading businessmen. Although market sentiment has not fully recovered yet, improving domestic liquidity and expectations of increased foreign ownership limits should allow for much better performance in 1996.

    India saw its stock market hit by the duplicate share certificates scandal, where share certificates and the underlying shares were being traded at the same time in Reliance Industries. The shares were suspended for several days and the management of the company was threatening to delist its shares from the Bombay Stock Exchange to protest against the inefficiency of the administration in India.

    All these scandals and uncertainties were opportunities for us to accumulate positions in the affected countries.

    Below are outlined the major adjustments and changes in the country weights of the IFC Global Composite Index that took place during 1995.

   ---------------------------------------------------------------
-------------------------------------------
                                           WEIGHT IN IFC GLOBAL
COMPOSITE INDEX              GROSS DOMESTIC
                                    ------------------------------
--------------------          PRODUCT
                 MARKET                  DECEMBER 1994
DECEMBER 1995             ("GDP") WEIGHT
                                               %
%                         %
   ---------------------------------------------------------------
-------------------------------------------
      Brazil                                  11.5
9.5                       10.5
   ---------------------------------------------------------------
-------------------------------------------
      Mexico                                   8.8
6.0                        9.1
   ---------------------------------------------------------------
-------------------------------------------
      Taiwan/China                            17.0
9.9                       18.8
   ---------------------------------------------------------------
-------------------------------------------
      South Africa                            14.6
10.6                        2.8
   ---------------------------------------------------------------
-------------------------------------------

    These new weights are more realistic because they have lowered the very high exposures in countries like Taiwan/China and South Africa especially; we do not have an optimal index yet, although improvements and changes are being made all the time.

    We strongly believe the case for Emerging Markets remains compelling based on the prospects for superior growth rates in excess of the developed world;
but volatility will remain an outstanding and, at times, painful feature of this asset class. Many smaller markets are routinely penalized by short-term political developments which in the long run have little or no effect on growth rates and hence valuation. We referred in our country commentaries to the many (unrelated) hiccoughs which plagued markets during the year including
Korea, India, Greece and Turkey. Only when valuations become so attractive as to overcome these perceived risks will markets recover; we could and do argue that such undervaluation is now prevalent. We therefore believe that 1995 marked the low point for Emerging Markets, precisely because such discounts are now inhere.

                               CURRENT STRATEGY

            THE CHART BELOW ILLUSTRATES THE FUND'S COUNTRY WEIGHTS
             AS A PERCENTAGE OF NET ASSETS AT DECEMBER 31, 1995.

                 Korea                                  12.8
                 Turkey                                 12.4
                 Greece                                 10.5
                 South Africa                            9.6
                 Cash                                    7.0
                 Indonesia                               6.4
                 China                                   6.0
                 India                                   5.5
                 Israel                                  4.6
                 Russia                                  4.3
                 Mexico                                  3.9
                 Hungary                                 3.4
                 Portugal                                3.2
                 Brazil                                  3.1
                 Thailand                                2.6
                 Poland                                  2.0
                 Malaysia                                1.9
                 Pakistan                                1.7
                 Bangladesh                              1.2
                 Lebanon                                 0.6

o GREECE AND TURKEY REPRESENT THE KEY OVERWEIGHT POSITIONS IN THE
PORTFOLIO AS
  THESE ARE THE MARKETS WHERE OUR PROPRIETARY DATABASE HIGHLIGHTS
THE LARGEST
  NUMBER OF ATTRACTIVE VALUATIONS. WE HAVE ALSO INCREASED OUR
POSITION IN
  CHINA AS THE CORRECTION IN THAT MARKET PROVIDED FURTHER
OPPORTUNITIES.

o WE HAVE ALSO TAKEN POSITIONS IN THE EAST EUROPEAN MARKETS AS THE
RECENT
  DECLINES HAVE IMPROVED VALUATIONS AND WE ARE FINDING
ATTRACTIVELY PRICED
  SHARES.

o WE CONTINUE TO UNDERWEIGHT THE LATIN AMERICAN MARKETS AS THERE
ARE
  RELATIVELY FEW ATTRACTIVE OPPORTUNITIES IN THESE COUNTRIES.

             FUND COUNTRY WEIGHTS VERSUS IFC GLOBAL COMPOSITE
INDEX
                            AS OF DECEMBER 31, 1995

                 Other                                  14.0
                 Turkey                                 11.0
                 Greece                                  9.7
                 Indonesia                               3.9
                 China                                   3.4
                 Hungary                                 3.4
                 Portugal                                2.2
                 Poland                                  1.8
                 Pakistan                                1.1
                 Korea                                   0.5
                 India                                   0.3
                 Sri Lanka                             - 0.1
                 Nigeria                               - 0.1
                 Zimbabwe                              - 0.1
                 Venezuela                             - 0.2
                 Jordan                                - 0.3
                 Peru                                  - 0.7
                 Columbia                              - 0.8
                 Argentina                             - 1.9
                 Mexico                                - 2.1
                 Philippines                           - 2.9
                 Chile                                 - 4.3
                 South Africa                          - 5.1
                 Thailand                              - 5.8
                 Brazil                                - 6.3
                 Taiwan                                - 9.9
                 Malaysia                              -11.0

                     SELECTED COUNTRY REVIEWS AND OUTLOOK

BRAZIL

    During 1995 the Bovespa Index fell by 14% in US Dollar terms. The market was one of the most volatile in the region. The volatility was mainly caused by two corruption scandals involving senior government officials relating to the collapse of Banco Economico and the surveillance project over the Amazon.

    The inflation rate for the year of 22%, compared to 941% in 1994, is the lowest for 20 years. The first quarter saw dramatic GDP growth of 10.5%, although this eased towards a more manageable level of 4.5% for the year.
Brazil has broken with its tradition of trade surpluses by posting a trade deficit in December of US $51 million. Nevertheless, year-end foreign exchange reserves were at a record level of over US $50.4 billion.

    A program is under way to reduce government bureaucracy, to cut government spending and to increase the effectiveness of road, rail and port infrastructure. In addition, with the continuing progress of privatization, which should progress more efficiently this year, we should see some upside in the market.

TARGET WEIGHTING: NEUTRAL


MEXICO

    During the fourth quarter the Bolsa Index rose by 20% amid low trading volumes ending higher than the pre-crisis level in local currency terms.
However, the currency has been in constant decline this year further weakening to 7.5 pesos per US Dollar causing the market to end the year down more than
20% in US Dollar terms.

    Inflation for December was 3.3% bringing the annual inflation rate to
52.0% for 1995, lower than recent predictions. This has in turn allowed Cetes one-month yields to fall to around 42%. Clearly lower or even negative real interest rates will propel the market higher in the short term.

    Mexico's trade surplus for November was US $675 million, bringing the year-to-November surplus to US $6.9 billion. This clearly demonstrates
Mexico's export potential at current exchange rates.

TARGET WEIGHTING: NEUTRAL


SOUTH AFRICA

    The South African stock market had a very good fourth quarter, finishing up 12.5% and reaching a new high for the year. The outlook is still promising.
Inflation has fallen from a high of 11% in April to 6.4% in November. Money supply growth, which is inflated by capital inflows, seems to have peaked in
September at 15.7% and is on a downward trend. The South African Rand has been very stable against the US Dollar.

    Attention is now focused on the current account deficit and the very high level of real interest rates. Stronger domestic economic growth and improving import growth have led to a widening of the current account deficit.
Fortunately, the level of foreign borrowing which represents 23% of GDP is still low. Despite the better than expected increase in gold and foreign exchange reserves in December, the reserves-to-imports ratio remains fragile at five weeks compared to the Reserve Bank's target of three months. The
Reserve Bank has, however, negotiated access to longer term credit facilities from private banks and the International Monetary Fund, which places the country in a better position to support the South African Rand against short-term fluctuations.

    The second concern is the level of real interest rates which at over 12% are at their highest level since 1985. Given the low foreign exchange reserves the Reserve Bank will bring rates down in 1996, but with caution.

    GDP growth is expected to have reached 3.2% in 1995 and to peak at 4% in
1996. Combined with a probable fall in interest rates and the strong recent move in the gold price this should benefit the equity market.

TARGET WEIGHTING: OVERWEIGHT GOLDS


INDIA

    The Indian stock market lost 9.8% in local currency terms aggravated by a
3.8% depreciation of the Indian Rupee. India is facing a liquidity crunch;
foreign capital inflows have fallen significantly. Real interest rates have been rising throughout the year in response to slowing deposit growth, booming credit demand and a perception of increased political risk from 1.8% in
January to 7.5% currently. These factors have led to a slowdown in the money supply growth from 17% year-on-year in April to less than 15% in October, which in turn has helped inflation come down from 12% at the beginning of the year to 7.3%. Prime lending rates are now at 16.5%. The trade deficit has been widening but is not yet a cause for concern at 2% of GDP. The current account deficit has worsened which, combined with the Reserve Bank of India's intervention and falling foreign exchange reserves, is putting pressure on the
Indian Rupee; this should ease after the early general elections due in April because the government's borrowing needs will fall.

    Meanwhile, despite interest rate hikes the economy is booming; GDP is expected to grow by 6% this financial year mainly due to the industrial sector. The stock market at current levels is therefore looking very attractive (the market fell by 30% in 1995). Our proprietary database is highlighting many undervalued shares.

TARGET WEIGHTING: INCREASE


GREECE

    The Greek stock market finished the quarter down 5.6%. Market sentiment was dominated by the prime minister's ill health and concern over his successor. Politics and the surrounding intrigue exerted pressure on the Greek
Drachma. The Bank of Greece has been intervening to defend the currency which depreciated by 2% over the quarter despite higher interest rates. Politics have also forced interest rates up, arresting the decline in real rates we had seen since June 1994. Although inflation fell in December (at 8.1% year-on-
year) and the 1996 budget forecasts an optimistic 5% level for year-end 1996, the Bank of Greece reiterated that inflation would have to fall further for interest rates to be reduced. Nevertheless, the finance minister is expecting the 12-month T-bill rate to fall to 11.5% in 1996 from its current level of
13.9%. Some concern is still voiced about the current account deficit widening to US $2.75 billion in September compared to a surplus of US $233 million in the same period of 1994. This is largely attributable to a deterioration in the trade balance. Only the large net surplus on tourism, private transfers and EU grants maintain the situation.

    Industrial production continued its upward trend, rising by 8.5% in
October; GDP is expected to have reached growth rates of 2% and 2.3% in 1995 and 1996, respectively. The market is likely to recover further, boosted by the improving macroeconomic environment and following the election of a new prime minister in 1996.

TARGET WEIGHTING: NEUTRAL


TURKEY

    The Turkish market ended the last quarter down 19%. The macroeconomic picture has been clouded by political uncertainty ahead of the general election in December where the Islamic party made substantial gains causing the market to fall 6% in one day.

    Better than expected Consumer Price Index figures in December at 78.9%
year-on-year compared to 91.3% in September would suggest that inflation is on a downward trend. But the incumbent government's election spending feeds through with a two-month lag so the impact of higher government spending will likely be seen in the first quarter of 1996.

    Three-month Treasury bill rates have been rising since July
1995 and
traded at a record high of 240% on a compounded basis, just after the election week in December. The central bank is likely to keep real interest rates high to protect against devaluation of the Turkish Lira. The uncertainty over the quarter and the difficulties in repaying domestic debt have forced the
Treasury to shorten the maturity of Treasury bills to 50 days. The Treasury's redemption schedule remains extremely heavy in the first quarter of 1996 forcing it to be an aggressive borrower in the domestic debt market.

    To limit speculation over devaluation, the central bank announced forward
Turkish Lira/US Dollar rates for the first time in November. In order to maintain the strength of the Turkish Lira the bank has been intervening in the money markets. As a result, foreign reserves have fallen from a high of just over US $17 billion to US $12.3 billion.

    On the positive side Turkey's customs union with the European Community commencing January, 1996 improves its long-term outlook and will increase its productivity. GDP grew by 10% in the first 9 months of 1995. The stock market has been depressed and with the new coalition pursuing fiscal restraint and continuing privatization we remain optimistic in the longer term.

TARGET WEIGHTING: NEUTRAL


KOREA

    Domestic investment and trade have been the two pillars of growth in the economy, which expanded by some 9.5% in 1995. A strong rise in exports was led by the electronics sector and stimulated by a relatively strong Japanese Yen.
This in turn supported huge manufacturing investment, the main cause of accelerating imports of capital equipment during the year. As a result, the current account deficit widened, but to only some 3.0% of GDP and this was amply covered by foreign direct investment. In spite of the overheating, inflation hovered at the 5.0% level, held down by a decline in food prices.
With money growth stable, domestic interest rates eased progressively after a sharp rise seen in the first two months of the year.

    This, together with strong earnings growth and further relaxation of foreign investment limits, provided the impetus for a rally in equities from
May to October. However, in the fourth quarter the discovery of a slush fund belonging to former President Roh and of contributions made to it by leaders of blue-chip companies, precipitated a sharp sell-off in the market. Although political uncertainty may undermine equities in the shorter term, evidence is beginning to emerge of slowing domestic investment and demand. As economic activity subsides during the first half of 1996, improving liquidity conditions should see investors return to the stock market.

TARGET WEIGHTING: NEUTRAL


TAIWAN

    Domestic economic activity in Taiwan slowed markedly over the year, as tight liquidity conditions adversely affected private investment and performance in the property and stock markets. In addition, local confidence was undermined by escalating political tensions with mainland China. However, overall growth was supported by trade which was stimulated by improving competitiveness against a strong Japanese Yen. For the economy as a whole, real GDP is estimated to have grown by 6.3% over the year, after a 6.5% rise in 1994. In response to falling inflation and money growth, the Bank of China eased credit controls three times. Nevertheless, liquidity conditions remain poor and further easing is expected in the first quarter of 1996, especially before President Lee seeks re-election in March, an event mainland China aims to upset. The prolonged weakness in equities this year has resulted in the market's price to earnings valuation falling to an historic low level. As economic activity slows and monetary conditions improve in early 1996, the market should find support for a sustained recovery.

TARGET WEIGHTING: INCREASE


INDONESIA

    The Jakarta stock market index increased by 9.4% for the year in local currency terms (+5.2% in US Dollars) with a 4.2% gain in the last quarter.
Real GDP grew by 7.5 to 8.0% in 1995, with strong private investment and consumption. Inflation was brought down from 11% to below 9%, while foreign capital inflows nearly doubled to over US $30 billion.

    Interest rates increased sharply in the early part of the year from 11% to
15.5% but were unchanged in the last six months and seem to have peaked. The strong growth in the private sector has led to problems of overheating and an expanding current account deficit which increased to 3.5% of GDP.

    We remain positive on Indonesia as our proprietary database shows many undervalued companies which, with the improving macro-economic picture, should begin to perform well.

TARGET WEIGHTING: NEUTRAL/REDUCE

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

------------------------------------------------------------------
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PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1995
------------------------------------------------------------------
-------------


VALUE
SHARES
(NOTE 1)
------------------------------------------------------------------
-------------
COMMON STOCKS -- 92.6%
BANGLADESH -- 1.2%
     41,500    Beximco Pharmaceuticals                          $
87,970
      1,300    Chittagong Cement
23,555
                                                                --
--------

111,525
                                                                --
--------
CHINA -- 6.0%
    180,000    Guangdong Electric Power Development, Class B
86,130
    460,000    Jilin Chemical Industries, H Shares<F2>
95,183
    430,000    Quingling Motor Company, Ltd., H Shares
125,121
    200,000    Shanghai New Asia (Group), Class B<F2>
105,600
    330,000    Shanghai Petrochemical, H Shares
94,956
    195,000    Shanghai Refrigerator, Class B
69,420
                                                                --
--------

576,410
                                                                --
--------
GREECE -- 10.5%
     15,000    AEGEK
128,886
      3,200    Alpha Credit Bank
184,652
      3,000    Aluminum Company Of Greece
128,886
      6,950    Bank Of Piraeus
98,065
      5,800    Commercial Bank Greece
217,176
      8,000    Hellas Can
160,054
     10,000    Heracles General Cement
94,769
                                                                --
--------

1,012,488
                                                                --
--------
HUNGARY -- 3.4%
      3,200    Egis Gyogyszergyar
71,082
      5,000    Gedeon Righter
96,611
        540    Mol Magyar Olay Es Gazipari, GDS
4,466
      6,200    Pannonplast Muan
81,680
      4,300    Soproni Sorgyar
75,218
                                                                --
--------

329,057
                                                                --
--------
INDIA -- 5.5%
     19,000    Finolex Cables Industries, GDR
114,000
      3,500    Hindalco, GDR
119,455
     18,000    Indian Aluminum Company, GDR
103,500
      8,000    Mahindra & Mahindra, GDR
102,960
     17,000    Wockhardt Limited, GDR
93,500
                                                                --
--------

533,415
                                                                --
--------
INDONESIA -- 6.4%
     41,000    Bank Bali (F)
80,691
     56,000    Bank Niaga (F)
111,437
    130,000    Fajar Surya Wisesa (F)
61,120
     10,000    Hanjaya Mandala Sampoerna (F)
104,089
     29,000    Indorama Synthetic (F)
101,782
     45,500    Lippo Bank (F)
70,145
    198,000    Surabaya Agung Indonesia (F)
86,595
                                                                --
--------

615,859
                                                                --
--------
ISRAEL -- 4.6%
      6,000    Agan Chemical Ilsi
103,308
     55,000    Bank Hapoalim Ltd.
90,770
     25,000    Dead Sea Works
70,483
     39,568    Kitan
83,871
     16,307    Osem Investment, ORD
97,498
                                                                --
--------

445,930
                                                                --
--------
KOREA -- 12.8%
     26,000    Korea Fund, Inc.
572,000
     52,700    Korean Investment Fund, Inc.
533,588
      1,300    Samsung Electronics Company, GDR<F2>
122,002
                                                                --
--------

1,227,590
                                                                --
--------
LEBANON -- 0.6%
      5,000    Banque Audi Sal, GDR
61,250
                                                                --
--------
MALAYSIA -- 1.9%
     11,000    Matsushita Electric Company Malaysia Berhad
94,479
     40,000    RJ Reynolds Berhad
90,662
                                                                --
--------

185,141
                                                                --
--------
MEXICO -- 3.9%
     50,000    Fomento Economico Mexicana, Sponsored ADR
112,914
     30,000    Industrias Penoles
124,594
     19,000    Tubos de Acero de Mexico, ADR
133,000
                                                                --
--------

370,508
                                                                --
--------
PAKISTAN -- 1.7%
    130,000    Indus Motor
62,690
     50,000    Nishat Textile<F2>
42,743
     21,000    Pakistan Refinery Ltd.
63,216
                                                                --
--------

168,649
                                                                --
--------
POLAND -- 2.0%
      2,400    Bank Rozwoju Eks Portu SA
36,504
      3,300    Jelfa
38,013
      2,600    Krosno, ORD
36,909
     11,800    Mostostal Zabrze<F2>
39,724
      5,000    Rafako<F2>
39,951
                                                                --
--------

191,101
                                                                --
--------
PORTUGAL -- 3.2%
      7,000    Banco Espirito Santo
105,630
      4,600    Lusotur<F2>
95,130
      6,200    Unicer
103,402
                                                                --
--------

304,162
                                                                --
--------
RUSSIA -- 4.3%
     22,000    AO Norilsk Nickel, Credit Suisse Financial
                 Products Finance Limited,
                 Certificates<F2><F3>
107,800
     23,000    AO Rostelekom, Series 2, Credit Suisse
                 Financial Products Finance Limited,
                 Certificates<F3>
101,200
    720,000    AO Surgutneftegaz, Series 3, Credit Suisse
                 Financial Products Finance Limited,
                 Certificates<F3>
86,400
     12,377    RAO Unified Energy Systems of Russia, Series 2,
                 Credit Suisse Financial Products Finance
                 Limited, Certificates<F3>
114,363
                                                                --
--------

409,763
                                                                --
--------
SOUTH AFRICA -- 9.6%
     60,000    Automakers Ltd.<F2>
88,877
     35,000    East Rand Gold & Uranium Company Ltd.
93,609
     10,500    Harmony Gold Mining Company Ltd.
95,049
      9,500    Kinross Mines Ltd.
89,906
     55,000    Kolosus Holdings Ltd.
90,523
     16,500    Randfontein Estates Gold Mining Co.
106,364
     15,000    Servgro International Ltd.
92,580
     23,500    Telemetrix, ORD
46,736
     10,000    Toyota South Africa Ltd.
87,779
      6,700    Trans Natal Coal Corporation Ltd.<F2>
43,190
     12,000    Winkelhaak Mines Ltd.
85,585
                                                                --
--------

920,198
                                                                --
--------
THAILAND -- 2.6%
     64,000    Bang Chak Petroleum Company
89,384
     41,000    Thai German Ceramic Industries Ltd.
109,865
     10,900    Thai Glass Industries Ltd. (Local)
51,925
                                                                --
--------

251,174
                                                                --
--------
TURKEY -- 12.4%
    294,000    Akcimento
112,139
    380,000    Aksa
118,159
    830,000    Anadolu Cam Sanayii
68,823
    215,000    Bagfas Bandirma
66,853
    200,000    Cemtas Celik Makina, ORD
63,018
    350,000    Cukurova Elektrik
226,368
    800,000    Eczacibasi Yapi Gerecleri
88,889
    670,000    Eczacibasi Yatirim Holding
80,000
    360,000    Ege Seramik, ORD
89,552
    300,000    Goltas Goller
50,995
  3,800,000    Izmir Demir Celik
72,471
    310,000    Koc Yatirim
66,832
    940,000    Marshall Boya, ORD
91,973
                                                                --
--------

1,196,072
                                                                --
--------
TOTAL COMMON STOCKS (COST $9,382,877)
8,910,292
                                                                --
--------
PREFERRED STOCKS -- 3.1%
BRAZIL -- 3.1%
 40,000,000    Refrigeracao Parana SA
79,840
  2,500,000    Telebras
120,377
    600,000    Vale do Rio Doce
98,771
                                                                --
--------
TOTAL PREFERRED STOCKS (COST $294,550)
298,988
                                                                --
--------
  PRINCIPAL
   AMOUNT
  --------
TIME DEPOSIT -- 7.0% (COST $678,000)
   $678,000    Brown Brothers Harriman & Company, (Cayman
                 Islands) 4.75% due 01/01/96
678,000
                                                                --
--------

TOTAL INVESTMENTS (COST $10,355,427<F1>)             102.7%
9,887,280
OTHER ASSETS AND LIABILITIES (NET)                    (2.7)
(264,203)
------------------------------------------------------------------
------------
NET ASSETS                                           100.0%
$9,623,077
==================================================================
============
<F1> Aggregate cost for Federal tax purposes.
<F2> Non-income producing security.
<F3> The valuation of these securities has been determined by the
Valuation
     Committee of the Fund's Board of Trustees. The cost of these denoted
     securities at December 31, 1995 was $406,267.

Abbreviations:
ADR  American Depositary Receipt
(F)  Foreign
GDR  Global Depositary Receipt
GDS  Global Depositary Share
ORD  Ordinary

AT DECEMBER 31, 1995, SECTOR DIVERSIFICATION OF THE FUND WAS AS
FOLLOWS:

                                                      % OF NET
VALUE
INDUSTRY DIVERSIFICATION (UNAUDITED)                   ASSETS
(NOTE 1)
------------------------------------------------------------------
------------
COMMON STOCKS:
Financial Services                                        13.0%
$1,252,420
Banking                                                   11.0
1,056,320
Metals                                                     8.3
790,421
Building Materials and Components                          7.5
720,673
Gold Mines                                                 6.2
600,045
Beverages and Tobacco                                      5.1
486,285
Health and Personal Care                                   5.0
482,306
Utilities - Electrical and Gas                             4.4
426,861
Automobiles                                                4.2
404,737
Energy                                                     3.9
377,146
Chemicals                                                  3.5
335,827
Conglomerates                                              3.5
336,047
Construction and Housing                                   3.1
302,539
Miscellaneous Materials and Commodities                    2.9
280,802
Textiles and Apparel                                       2.7
262,684
Leisure and Tourism                                        2.1
198,180
Forest Products and Paper                                  1.5
147,715
Electrical and Electronics                                 1.5
141,215
Telecommunications                                         1.1
101,200
Food and Household Products                                1.0
97,498
Appliances and Household Durables                          0.7
69,420
Machinery and Engineering                                  0.4
39,951
------------------------------------------------------------------
------------
TOTAL COMMON STOCKS                                       92.6
8,910,292
PREFERRED STOCKS                                           3.1
298,988
TIME DEPOSIT                                               7.0
678,000
------------------------------------------------------------------
------------
TOTAL INVESTMENTS                                        102.7
9,887,280
OTHER ASSETS AND LIABILITIES (NET)                        (2.7)
(264,203)
------------------------------------------------------------------
------------
NET ASSETS                                               100.0%
$9,623,077
==================================================================
============

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

------------------------------------------------------------------
-------------
 STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1995
------------------------------------------------------------------
-------------

ASSETS:
  Investments, at value (Cost $10,355,427) (Note 1)
$ 9,887,280
  Cash
3,007
  Receivable from investment adviser (Note 2)
120,948
  Dividends receivable
20,911
  Interest receivable
3,496
  Unamortized organization costs (Note 1)
73,462
------------------------------------------------------------------
------------
  TOTAL ASSETS
10,109,104
==================================================================
============

LIABILITIES:
  Payable for investment securities purchased          $326,985
  Administration fee payable (Note 2)                    45,000
  Organizational cost payable                            40,665
  Legal and audit fees payable                           25,000
  Custodian fees payable (Note 2)                        19,567
  Transfer agent fees payable (Note 2)                    2,000
  Other accrued expenses and payables                    26,810
------------------------------------------------------------------
------------
  TOTAL LIABILITIES
486,027
------------------------------------------------------------------
------------
NET ASSETS
$ 9,623,077
------------------------------------------------------------------
------------
NET ASSETS CONSIST OF:
  Accumulated distributions in excess of net
    investment income (Note 1)
$    (2,020)
  Accumulated net realized loss on investments sold
    (Note 1)
(26,379)
  Net unrealized depreciation of investments
(468,272)
  Par value
101
  Paid-in capital in excess of par value
    (Notes 1 and 4)
10,119,647
------------------------------------------------------------------
------------
  TOTAL NET ASSETS
$ 9,623,077
==================================================================
============
NET ASSET VALUE:
  Net asset value, offering and redemption price per
    share ($9,623,077 / 101,223 shares of beneficial
    interest outstanding)
$95.07
==================================================================
============

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
------------------------------------------------------------------
------------
 STATEMENT OF OPERATIONS
------------------------------------------------------------------
------------

FOR THE PERIOD ENDED DECEMBER 31, 1995*

INVESTMENT INCOME:
  Interest
$  34,925
  Dividends (net of foreign withholding taxes
    of $2,248)
26,269
------------------------------------------------------------------
------------
  TOTAL INVESTMENT INCOME
61,194
------------------------------------------------------------------
------------
EXPENSES:
  Administration fee (Note 2)                           $  65,323
  Investment advisory fee (Note 2)                         29,114
  Professional fees                                        28,037
  Custodian fees (Note 2)                                  19,567
  Trustees' fees and expenses (Note 2)                     13,324
  Insurance expense                                        12,750
  Amortization of organization costs (Note 1)               3,866
  Transfer agent fees (Note 2)                              2,903
  Other                                                    20,594
------------------------------------------------------------------
------------
  TOTAL EXPENSES BEFORE WAIVERS AND REIMBURSEMENTS
195,478
------------------------------------------------------------------
------------
  FEES WAIVED AND EXPENSES REIMBURSED BY INVESTMENT
(150,062)
    ADVISER (NOTE 2)
------------------------------------------------------------------
------------
  NET EXPENSES
45,416
------------------------------------------------------------------
------------
NET INVESTMENT INCOME
15,778
------------------------------------------------------------------
------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
  (Notes 1 and 3):
    Net realized gain/(loss) on:
      Securities transactions
(26,379)
      Foreign currency contracts
(8,782)
      Foreign currency transactions
10,796
------------------------------------------------------------------
------------
  Net realized loss on investments during the period
(24,365)
------------------------------------------------------------------
------------
  Net change in unrealized depreciation of:
    Securities
(468,147)
    Foreign currency transactions and other
      assets, net
(125)
------------------------------------------------------------------
------------
  Net unrealized depreciation of investments during
    the period
(468,272)
------------------------------------------------------------------
------------
      NET REALIZED AND UNREALIZED LOSS ON
        INVESTMENTS
(492,637)
------------------------------------------------------------------
------------
      NET DECREASE IN NET ASSETS RESULTING
        FROM OPERATIONS
$(476,859)
==================================================================
============
*The Fund commenced operations on October 4, 1995.

PANORAMA TRUST
PICTET GLOBAL EMEREGING MARKETS FUND

------------------------------------------------------------------
------------
 STATEMENT OF CHANGES IN NET ASSETS
------------------------------------------------------------------
------------


PERIOD

ENDED
INCREASE/DECREASE IN NET ASSETS
12/31/95*
------------------------------------------------------------------
------------

OPERATIONS:
Net investment income
$   15,778
Net realized loss on investments during the period
(24,365)
Net unrealized depreciation of investments during
  the period
(468,272)
------------------------------------------------------------------
------------
Net decrease in net assets resulting from operations
(476,859)
Distributions to shareholders:
  Distributions to shareholders from net investment
    income
(15,778)
  Distributions in excess of net investment income
(5,483)
Net increase in net assets from Fund share
  transactions (Note 4)
10,021,197
------------------------------------------------------------------
------------
Net increase in net assets
9,523,077
NET ASSETS:
Beginning of period (original capital
  September 26, 1995)
100,000
------------------------------------------------------------------
------------
End of period (including accumulated distributions
  in excess of net investment income of $2,020)
$ 9,623,077
==================================================================
============
*The Fund commenced operations on October 4, 1995.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
------------------------------------------------------------------
-----------
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------
-----------

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE PERIOD.


PERIOD

ENDED

12/31/95<F1>
------------------------------------------------------------------
-----------
Net asset value, beginning of period
$100.00
------------------------------------------------------------------
-----------
Income from investment operations:
  Net investment income
0.16
  Net realized and unrealized loss on investments
(4.88)
------------------------------------------------------------------
-----------
Total from investment operations
(4.72)
------------------------------------------------------------------
-----------
Distributions to shareholders:
  Distributions from net investment income
(0.16)
  Distributions in excess of net investment
  income
(0.05)
------------------------------------------------------------------
-----------
Total distributions
(0.21)
------------------------------------------------------------------
-----------
NET ASSET VALUE, END OF PERIOD
$ 95.07
==================================================================
===========
Total return<F3>
(4.72)%
==================================================================
===========
Ratios to average daily net assets/supplemental data:
  Net assets, end of period (in 000's)
$9,623
  Ratio of net operating expenses to average
    daily net assets
1.95%<F2>
  Ratio of operating expenses to average daily
    net assets without waivers and reimbursements
8.39%<F2>
  Ratio of net investment income to average daily
    net assets
0.68%<F2>
  Net investment loss per share without waivers
    and reimbursements
$ (1.33)
  Portfolio turnover rate
5%
  Average commission rate (per share of security)
$ .001

----------
<F1>The Fund commenced operations on October 4, 1995.
<F2>Annualized.
<F3>Total return represents aggregate total return for the period.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

------------------------------------------------------------------
-------------
NOTES TO FINANCIAL STATEMENTS
------------------------------------------------------------------
-------------

1. SIGNIFICANT ACCOUNTING POLICIES

    Panorama Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of two series, the Pictet Global Emerging Markets Fund and
Pictet International Small Companies Fund (commenced operations on
February 7,
1996). The accompanying financial statements and financial highlights are those of the Pictet Global Emerging Markets Fund (the "Fund"). The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The following is a summary of the significant accounting policies followed by the
Fund in the preparation of its financial statements.

    Securities Valuations: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the asked and bid prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods determined by the Board of Trustees. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Fund. Short-term investments that mature in 60 days or less are valued at amortized cost.

    Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund at all times, is at least equal, to the total amount of the repurchase obligations, including interest.
In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Fund's Investment Adviser, acting under the supervision of the Board of Trustees, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

    Forward Foreign Currency Contracts: The Fund may invest in forward foreign currency contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the
Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss.
When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities, but it does establish a rate of exchange that can be achieved in the future.
Although forward foreign currency contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    The Fund may enter into spot foreign currency contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S.
exchange rate of the transaction covering the period between trade date and settlement date.

    Foreign Currency: The books and records of the Fund are maintained in
United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/ (depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

    Dividends and Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid annually. The Fund's net realized capital gains (including net short-term capital gains), unless offset by any available capital loss carryforward, are distributed to shareholders annually. Additional distributions of net investment income and capital gains may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.
These differences are primarily due to timing differences and differing characterization of distributions made by the Fund.

    Permanent differences incurred during the period ended
December 31, 1995
resulting from differences in book and tax accounting have been reclassified at year end to reflect an increase to undistributed net investment income of
$3,463, an increase to accumulated realized loss of $2,014 and a decrease to paid-in capital of $1,449.

    Income Taxes: The Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue
Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no
Federal income tax or excise tax provision is required.

    Organization Costs: The Fund bears all costs in connection with its organization including the fees and expenses of registering and qualifying its shares for distribution under Federal and state securities regulations. All such costs are being amortized on the straight-line method over a period of five years from the commencement of operations of the Fund. In the event that any of the shares issued by the Fund are redeemed by any holders thereof during such amortization period, the redemption proceeds will be reduced by any unamortized costs in the same proportion as the number of shares redeemed bears to the number of initial shares outstanding at the time of the redemption.

2. INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER
TRANSACTIONS

    The Trust, on behalf of the Fund, has entered into an Investment Advisory
Agreement (the "Advisory Agreement") with Pictet International
Management
Limited ("Pictet International"), a wholly-owned subsidiary of Pictet (Canada)
& Company ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet
Canada has two general partners, Pictet Advisory Services Overseas and
FINGEST, and seven limited partners, each of whom is also a partner of Pictet
& Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory
Agreement the Fund will pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.25% of the average daily net assets of the Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to assure that the Fund's total ordinary operating expenses do not exceed 1.95% of the Fund's average daily net assets. For the period ended December 31, 1995, Pictet International waived fees and reimbursed expenses of $29,114 and $120,948, respectively.

    First Data Investor Services Group, Inc. ("FDISG", formerly,
The
Shareholder Services Group, Inc.), a wholly-owned subsidiary of First Data
Corporation, serves as the Trust's administrator, accounting agent and transfer agent. FDISG, as accounting agent, is paid a fee computed daily and payable monthly at an annual rate of 0.04% of the average daily net assets of the Fund, subject to a $50,000 annual minimum. For administrative services,
FDISG is entitled to receive $220,000 per annum from the Trust. In addition, for its services as transfer agent, FDISG is paid separate compensation.

    No officer, director or employee of Pictet, FDISG, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee an annual fee of $5,000 plus an additional $500 for each board meeting attended. The Trust also reimburses expenses incurred by the Trustees in attending such meetings.

    Brown Brothers Harriman & Co. serves as the Trust's custodian.
440
Financial Distributors, Inc., a wholly-owned subsidiary of FDISG, serves as the Trust's principal underwriter and distributor.

3. PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. government securities, for the period ended December 31, 1995 amounted to $10,031,548 and $327,742, respectively.

    At December 31, 1995, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to
$367,746, and the aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $835,893.

4. SHARES OF BENEFICIAL INTEREST

    The Fund has one class of shares of beneficial interest, par value $0.001 per share, of which an unlimited number of shares are authorized.
Transactions
in shares of beneficial interest were as follows:

                                                         PERIOD
ENDED
                                                      DECEMBER 31,
1995<F1>
                                                   SHARES
AMOUNT
------------------------------------------------------------------
-------------
Sold                                               100,000
$10,000,000
Issued as reinvestment of dividends                    223
21,197
------------------------------------------------------------------
-------------
Net increase                                       100,223
$10,021,197
==================================================================
=============
<F1>The Fund commenced operations on October 4, 1995.

At December 31, 1995, 100,221 shares were owned by Dominion
Resources, Inc.

5. FOREIGN EMERGING MARKETS SECURITIES

    The Fund invests primarily in foreign emerging markets securities.
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in
U.S. companies and the U.S. government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S.
government.

6. POST OCTOBER LOSS

    Under the current tax law, capital and currency losses realized after
October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal period ended December 31, 1995, the Fund has elected to defer capital losses and currency losses occurring between
November 1, 1995 and December 31, 1995 of $26,379 and $1,906,
respectively,
under these rules. Such losses will be treated as arising on the first day of the year ending December 31, 1996.

PANORAMA TRUST
PICTET GLOBAL EMERGING MRKETS FUND

------------------------------------------------------------------
-------------
 REPORT OF INDEPENDENT ACCOUNTANTS
------------------------------------------------------------------
-------------

To the Board of Trustees of Panorama Trust and the Shareholders of Pictet Global Emerging Markets Fund:

    We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Pictet Global Emerging Markets
Fund, as of December 31, 1995, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from October 4, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the
Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of
Pictet Global Emerging Markets Fund as of December 31, 1995, the results of its operations, the changes in its net assets and the financial highlights for the period October 4, 1995 (commencement of operations) to December 31, 1995 in conformity with generally accepted accounting principles.


                                                      Coopers &
Lybrand L.L.P.

Boston, Massachusetts
February 28, 1996